UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2015 (March 11, 2015)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 11, 2015, Arlington Asset Investment Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of up to $36,800,000 aggregate principal amount of the Company’s 6.750% Senior Notes due 2025 (the “Notes”), including an option to purchase up to $4,800,000 aggregate principal amount of the Notes solely to cover overallotments (the “Option”). On March 16, 2015, the Underwriters partially exercised the Option, for an additional aggregate principal amount of $3,300,000 of the Notes. Subject to customary closing conditions, the Company expects to close on the issuance of $35,300,000 aggregate principal amount of the Notes on Wednesday, March 18, 2015.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, indemnification rights and obligations of the parties and termination provisions.  Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, to contribute to payments the Underwriters may be required to make in respect of these liabilities and to reimburse the Underwriters for certain expenses.

The Notes will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-193478) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on February 5, 2014.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Supplemental Indenture

The Notes will be issued pursuant to the provisions of an indenture dated as of May 1, 2013, as heretofore supplemented (the “Base Indenture”) between the Company and Wells Fargo Bank, National Association (the “Original Trustee”), as supplemented by a Second Supplemental Indenture to be dated as of March 18, 2015 (the “Supplemental Indenture”, and together with the Base Indenture, the “Indenture”) among the Company, the Original Trustee and The Bank of New York Mellon, as series trustee (the “Series Trustee”).

The Notes will be senior unsecured obligations of the Company and rank equally with all of the Company’s other existing and future senior unsecured indebtedness and will be senior to its existing and any future indebtedness expressly made subordinate to the Notes. The Notes will be effectively subordinated to all of the Company’s existing and future secured indebtedness, including all of its obligations under repurchase agreements (to the extent of the value of the assets securing such indebtedness) and structurally subordinated to all existing and future indebtedness (including trade payables) and preferred equity of the Company’s subsidiaries, including trade payables. The Notes will bear interest at the rate of 6.750% per annum. Interest on the Notes is payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 2015. The Notes will mature on March 15, 2025.

The Company may, at its option, at any time and from time to time, on or after March 15, 2018, redeem the Notes in whole or in part upon not less than 30 days’ nor more than 60 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption. On and after any redemption date, interest will cease to accrue on the redeemed Notes.

The Indenture contains customary events of default and cure provisions. If an uncured default occurs and is continuing, the Series Trustee or the holders of at least 25% in principal amount of the Notes may declare the Notes to be immediately due and payable. In the case of an event of default involving the Company’s bankruptcy, insolvency or reorganization, or that of any of the Company’s significant deficiencies, the principal of, and accrued and unpaid interest on, all Notes will automatically become due and payable.

The foregoing description of the Base Indenture, Second Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, form of Second Supplemental Indenture and the form of Note, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference and into the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 11, 2015, among the Company and RBC Capital Markets, LLC, as representative of the several underwriters named therein.

4.1	Base Indenture, dated as of May 1, 2013, between the Company and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed May, 1, 2013).

4.2	Form of the Second Supplemental Indenture, to be dated as of March 18, 2015, between the Company and the Bank of New York Mellon, as Series Trustee.

4.3	Form of 6.750% Note due 2025.

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: March 17, 2015
	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 11, 2015, among the Company and RBC Capital Markets, LLC, as representative of the several underwriters named therein.

4.1	Base Indenture, dated as of May 1, 2013, between the Company and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed May, 1, 2013).

4.2	Form of the Second Supplemental Indenture, to be dated as of March 18, 2015, between the Company and the Bank of New York Mellon, as Series Trustee.

4.3	Form of 6.750% Note due 2025.

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).